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                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Connecticut Municipals Portfolio (the "Portfolio") that:

 (a) the Annual Report of the Portfolio on Form N-CSR for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Connecticut Municipals Portfolio

Date: September 20, 2004
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/s/ Kristin S. Anagnost
-----------------------
Kristin S. Anagnost
Treasurer

Date: September 20, 2004
      ------------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President